Financing	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Debt Disclosure [Abstract]
Financing

NOTE 5. FINANCING

As of March 31, 2017, we were in compliance with all of our debt covenants. The carrying value of the components of our debt were as follows ($ in millions):

	March 31, 2017	December 31, 2016
U.S. dollar-denominated commercial paper	$118.5	$347.9
Euro-denominated commercial paper	160.3	26.8
Variable interest rate term loan	500.0	500.0
1.80% senior unsecured notes due 2019	298.4	298.3
2.35% senior unsecured notes due 2021	745.1	744.8
3.15% senior unsecured notes due 2026	890.4	890.1
4.30% senior unsecured notes due 2046	546.8	546.8
Other	3.2	3.3

Long-term debt	$3,262.7	$3,358.0

Net discounts, premiums and issuance costs of $19.3 million and $20.1 million as of March 31, 2017 and December 31, 2016, respectively, and have been netted against the aggregate principal amounts of the components of debt table above. Refer to Note 10 of our 2016 Annual Report on Form 10-K for a full description of our debt financing.

We generally satisfy any short-term liquidity needs that are not met through operating cash flows and available cash primarily through issuances of commercial paper under our U.S. dollar and Euro-denominated commercial paper programs (“Commercial Paper Programs”). Credit support for the Commercial Paper Programs is provided by a five-year $1.5 billion senior unsecured revolving credit facility that expires on June 16, 2021 (the “Revolving Credit Facility”) which can also be used for working capital and other general corporate purposes. As of March 31, 2017, no borrowings were outstanding under the Revolving Credit Facility.

As of March 31, 2017, $118 million of commercial paper was outstanding under the U.S. dollar-denominated commercial paper program with a weighted average annual interest rate of 1.29% and a weighted average remaining maturity of approximately 7 days. As of March 31, 2017, $160 million of commercial paper was outstanding under the Euro-denominated commercial paper program with a weighted average annual interest rate of (0.04)% and a weighted average remaining maturity of approximately 37 days.

We classified our borrowings outstanding under the Commercial Paper Programs as of March 31, 2017 as long-term debt in the accompanying Consolidated Condensed Balance Sheets as we had the intent and ability, as supported by availability under the Revolving Credit Facility referenced above, to refinance these borrowings for at least one year from the balance sheet date.

NOTE 10. FINANCING

The carrying value of the components of our debt as of December 31, 2016 were as follows ($ in millions):

U.S. dollar-denominated commercial paper	$347.9
Euro-denominated commercial paper	26.8
Variable interest rate Term Facility	500.0
1.80% senior unsecured notes due 2019	298.3
2.35% senior unsecured notes due 2021	744.8
3.15% senior unsecured notes due 2026	890.1
4.30% senior unsecured notes due 2046	546.8
Other	3.3

Long-term debt	$3,358.0

Debt discounts, premiums and issuance costs of $20.1 million as of December 31, 2016 have been netted against the aggregate principal amounts of the related debt in the carrying value of the components of debt table above.

Prior to the Separation, we were dependent on Danaher for all of our working capital and financing requirements under Danaher’s centralized approach to cash management and financing of operations of its subsidiaries. Financing transactions related to our business operations during the period prior to the Separation were accounted for through the Former Parent’s Investment account. Accordingly, none of Danaher’s debt at the corporate level was assigned to us as of December 31, 2015.

Proceeds from borrowings under the commercial paper programs are typically available for general corporate purposes, including acquisitions. However, proceeds from our initial issuances of U.S. dollar-denominated commercial paper were used to pay fees and expenses related to the financing activities described below.

We received net proceeds, after underwriting discounts and arrangement fees from the issuance of the Notes and Term Facility, of approximately $3.0 billion and used these funds to make a $3.0 billion cash dividend payment to Danaher in connection with the Separation.

Credit Facilities

On June 16, 2016, we entered into the Credit Agreement with a syndicate of banks that provides for:

•	a three-year $500 million Term Facility that expires on June 16, 2019. We borrowed the entire $500 million of loans under this facility, and

•	a five-year $1.5 billion Revolving Credit Facility that expires on June 16, 2021.

The Revolving Credit Facility is subject to a one year extension option at our request and with the consent of the lenders. The Credit Agreement also contains an option permitting us to request an increase in the amounts available under the Credit Agreement of up to an aggregate additional $500 million.

Borrowings under the Credit Agreement (other than bid loans under the Revolving Credit Facility) bear interest at a rate equal (at our option) to either (1) a LIBOR-based rate (the “LIBOR-Based Rate”), or (2) the highest of (a) the Federal funds rate plus 1/2 of 1%, (b) the prime rate and (c) the LIBOR-Based Rate plus 1%, plus in each case a margin that varies according to our long-term debt credit rating. We are obligated to pay an annual facility fee for the Revolving Credit Facility of between 9.0 and 25.0 basis points varying according to our long-term debt credit rating.

The Credit Agreement requires us to maintain a consolidated net leverage ratio of debt to Consolidated EBITDA (as defined in the Credit Agreement) of less than 3.50 to 1.00 and a consolidated interest coverage ratio of Consolidated EBITDA (as defined in the Credit Agreement) to interest expense of greater than 3.50 to 1.00 as of the end of any fiscal quarter. The Credit Agreement also contains customary representations, warranties, conditions precedent, events of default, indemnities and affirmative and negative covenants. As of December 31, 2016, we were in compliance with all covenants under the Credit Agreement and had no borrowings outstanding under the Revolving Credit Facility.

We borrowed the entire $500 million of variable rate loans under the Term Facility. As of December 31, 2016 borrowings under the Term Facility bear an interest rate of 1.87% per annum. During the period of 2016 in which the Term Facility was outstanding, the annual effective rate was 1.72%. The term loan is pre-payable at our option, and re-borrowing is not permitted once the term loan is repaid.

Commercial Paper Programs

We generally satisfy any short-term liquidity needs that are not met through operating cash flows and available cash primarily through issuances of commercial paper under our U.S. dollar and Euro-denominated commercial paper programs. Under these programs, we may issue unsecured, short-term promissory notes with maturities not exceeding 397 and 183 days, respectively. Interest expense on the notes is paid at maturity and is generally based on our credit ratings at the time of issuance and prevailing short-term interest rates.

As of December 31, 2016, $348 million of commercial paper was outstanding under the U.S. dollar-denominated commercial paper program with a weighted average annual interest rate of 1.08% and a weighted average remaining maturity of approximately 9 days. As of December 31, 2016, $27 million of commercial paper was outstanding under the Euro-denominated commercial paper program with a weighted average annual interest rate of (0.06)% and a weighted average remaining maturity of approximately 35 days.

Credit support for the Commercial Paper Programs is provided by the Revolving Credit Facility. The availability of the Revolving Credit Facility as a standby liquidity facility to repay maturing commercial paper is an important factor in maintaining the Commercial Paper Programs’ existing credit ratings. We expect to limit any borrowings under the Revolving Credit Facility to amounts that would leave sufficient credit available under the facility to allow us to borrow, if needed, to repay all of the outstanding commercial paper as it matures.

Our ability to access the commercial paper market, and the related costs of these borrowings, is affected by the strength of our credit rating and market conditions. Any downgrade in our credit rating would increase the cost of borrowing under our commercial paper programs and the Credit Agreement, and could limit or preclude our ability to issue commercial paper. If our access to the commercial paper market is adversely affected due to a downgrade, change in market conditions or otherwise, we would expect to rely on a combination of available cash, operating cash flow and the Credit Agreement to provide short-term funding. In such event, the cost of borrowings under the Credit Agreement could be higher than the historic cost of commercial paper borrowings.

We classified our borrowings outstanding under the Commercial Paper Programs as of December 31, 2016 as long-term debt in the accompanying Consolidated and Combined Balance Sheets as we had the intent and ability, as supported by availability under the Revolving Credit Facility referenced above, to refinance these borrowings for at least one year from the balance sheet date.

Long-Term Indebtedness

On June 20, 2016, we completed the private placement of each of the following series of the Notes to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”) and outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act:

•	$300 million aggregate principal amount of senior notes due June 15, 2019 (the “2019 Notes”) issued at 99.893% of their principal amount and bearing interest at the rate of 1.80% per year.

•	$750 million aggregate principal amount of senior notes due June 15, 2021 issued at 99.977% of their principal amount and bearing interest at the rate of 2.35% per year.

•	$900 million aggregate principal amount of senior notes due June 15, 2026 issued at 99.644% of their principal amount and bearing interest at the rate of 3.15% per year.

•	$350 million and $200 million aggregate principal amounts of senior notes due June 15, 2046 issued at 99.783% and 101.564%, respectively, of their principal amounts and bearing interest at the rate of 4.30% per year.

Interest on the Notes is payable semi-annually in arrears on June 15 and December 15 of each year.

In connection with the issuance of the Notes, we entered into a registration rights agreement, pursuant to which we are obligated to use commercially reasonable efforts to file with the U.S. Securities and Exchange Commission, and cause to be declared effective, a registration statement with respect to an offer to exchange each series of Notes for registered notes with terms that are substantially identical to the Notes of such series. Alternatively, if the exchange offers are not available or cannot be completed, we would be required to use commercially reasonable efforts to file, and cause to be declared effective, a shelf registration statement to cover resales of the Notes under the Securities Act. If we do not comply with these obligations, we will be required to pay additional interest on the Notes.

Covenants and Redemption Provisions Applicable to Notes

We may redeem the Notes of the applicable series, in whole or in part, at any time prior to the dates specified in the Notes indenture (the “Call Dates”) by paying the principal amount and the “make-whole” premium specified in the Notes indenture, plus accrued and unpaid interest. Additionally, with the exception of the 2019 Notes, which have Call Dates equal to the contractual maturity of the note, we may redeem all or any part of the Notes of the applicable series on or after the Call Dates without paying the “make-whole” premium specified in the Notes indenture.

Notes Series	Call Dates
1.80% senior unsecured notes due 2019	June 15, 2019
2.35% senior unsecured notes due 2021	May 15, 2021
3.15% senior unsecured notes due 2026	March 15, 2026
4.30% senior unsecured notes due 2046	December 15, 2045

If a change of control triggering event occurs, we will, in certain circumstances, be required to make an offer to repurchase the Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest. A change of control triggering event is defined as the occurrence of both a change of control and a rating event, each as defined in the Notes indenture. Except in connection with a change of control triggering event, the Notes do not have any credit rating downgrade triggers that would accelerate the maturity of the Notes.

The Notes contain customary covenants, including limits on the incurrence of certain secured debt and sale/leaseback transactions. None of these covenants are considered restrictive to our operations and as of December 31, 2016, we were in compliance with all the covenants under the Notes.

Other

Following the Separation, we made interest payments of $44 million in 2016. Prior to the Separation, we did not make any interest payments because we were dependent upon Danaher for all of our working capital and financing requirements under Danaher’s centralized approach to cash management and financing of operations of its subsidiaries.

There are no minimum principal payments due under our total outstanding debt during the next two years. The future minimum principal payments due are presented in the following table:

	Term Loan	Notes	Total
2019	$500.0	$300.0	$800.0
2020	—	—	—
2021	—	750.0	750.0
Thereafter	—	1,450.0	1,450.0

Total principal payments (a)	$500.0	$2,500.0	$3,000.0

(a)	Not included in the table above are net discounts, premiums and issuance costs associated with the Notes, which totaled $20.1 million as of December 31, 2016, and have been recorded as an offset to the carrying amount of the related debt in the accompanying Consolidated and Combined Balance Sheet as of December 31, 2016. In addition, the table above does not include principal balances of $374.8 million under the Commercial Paper Programs and other financing balances of $3.3 million.